Exhibit 99.1

* “High Tech Supported by High Touch” Focused on Delivering Profitable Growth November 2013

* This presentation as well as other written or oral communications made from time to time by us, may contain certain forward-looking information within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements relate to future events or future predictions, including events or predictions relating to our future financial performance, and are generally identifiable by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “plan,” “intend,” “on condition,” “target,” “estimates,” “preliminary,” or “anticipates” or the negative thereof or comparable terminology, or by discussion of strategy or goals or other future events, circumstances or effects. These forward-looking statements regarding future events and circumstances involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, financial condition, performance or achievements to be materially different from any future results, levels of activity, financial condition, performance or achievements expressed or implied by such forward-looking statements. This information is based on various assumptions, estimates or judgments by us that may not prove to be correct. Important factors to consider and evaluate in such forward-looking statements include: availability and adequacy of cash flow to meet our debt service requirements under the notes; changes in competitive and market factors might affect our results or operations; changes in laws and regulations, including without limitation changes in capital requirements under the Basel III capital proposals; changes in our business strategy or an inability to execute our strategy due to the occurrence of unanticipated events; our ability to identify potential candidates for, and consummate, acquisition or investment transactions; the timing and results of acquisitions or investment transactions; our failure to complete any or all of the transactions described herein on the terms currently contemplated; local, regional, national, and international economic conditions and events and the impact they may have on us and our customers, including our operations and investments, both in the United States and contemplated in India; targeted or estimated returns on assets and equity, growth rates and future asset levels; our ability to attract deposits and other sources of liquidity and capital; changes in the financial performance and/or condition of our borrowers, and issuers of securities we hold; changes in the level of non-performing and classified assets and charge-offs; changes in estimates of future loan loss reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, as well as changes in borrowers’ payment behavior and creditworthiness; changes in our capital structure resulting from future capital offerings or acquisitions; inflation, interest rate, securities market and monetary and foreign currency fluctuations, both in the United States, and internationally, especially in India due to our pending strategic investment the effects on our mortgage warehouse lending and retail mortgage businesses of changes in the mortgage origination markets, including changes due to changes in monetary policies, interest rates and the regulation of mortgage originators, services and securitizers; Forward Looking Statements

* Forward Looking Statements timely development and acceptance of new banking products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowing and saving habits; technological changes; our ability to grow, increase market share and control expenses, and maintain sufficient liquidity; volatility in the credit and equity markets and its effect on the general economy; the potential for customer fraud, especially in our mortgage warehouse lending business; effects of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; the businesses of the Bank and any acquisition targets, merger partners or strategic investments, and their subsidiaries not integrating successfully or such integration being more difficult, time-consuming or costly than expected; our ability to integrate currently contemplated and future acquisition targets and investments may be unsuccessful, or may be more difficult, time-consuming or costly than expected; material differences in the actual financial results of merger, acquisition, and investment activities compared with expectations; Investments in new markets, domestic or foreign, where we have little or no experience; The levels of activity and revenue from referrals from contractual or investment arrangements; and The liquidity and values of our strategic investments, including foreign strategic investments in India. These forward-looking statements are subject to significant uncertainties and contingencies, many of which are beyond our control. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, financial condition, performance or achievements. Accordingly, there can be no assurance that actual results and cash flows will meet our expectations or will not be materially lower than the results, cash flows, or financial condition contemplated in this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document or, in the case of documents referred to or incorporated by reference, the dates of those documents. We do not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events. This presentation is for discussion purposes only, and shall not constitute any offer to sell or the solicitation of an offer to buy any security, nor is it intended to give rise to any legal relationship between Customers Bancorp, Inc. (the “Company”) and you or any other person, nor is it a recommendation to buy any securities or enter into any transaction with the Company. The information contained herein is preliminary and material changes to such information may be made at any time. If any offer of securities is made, it shall be made pursuant to a definitive offering memorandum or prospectus (“Offering Memorandum”) prepared by or on behalf of the Company, which would contain material information not contained herein and which shall supersede, amend and supplement this information in its entirety.

* Forward Looking Statements Any decision to invest in the Company’s securities should be made after reviewing an Offering Memorandum, conducting such investigations as the investor deems necessary or appropriate, and consulting the investor’s own legal, accounting, tax, and other advisors in order to make an independent determination of the suitability and consequences of an investment in such securities. No offer to purchase securities of the Company will be made or accepted prior to receipt by an investor of an Offering Memorandum and relevant subscription documentation, all of which must be reviewed together with the Company’s then-current financial statements and, with respect to the subscription documentation, completed and returned to the Company in its entirety. Unless purchasing in an offering of securities registered pursuant to the Securities Act of 1933, as amended, all investors must be “accredited investors” as defined in the securities laws of the United States before they can invest in the Company.

* Investment Proposition ~$4.0 billion asset bank with year-to-date ROA of .95% and ROE of 9.64% and equity to assets of 10% Non-performing assets not covered by FDIC under .60% Target community bank market from Boston to Washington D.C. along Interstate 95 Clean Profitable Bank in Attractive Markets Unique Organic Growth Strategy Demonstrated above average organic growth of loans and deposits Unique “Single Point of Contact” and “High Tech Supported with High Touch” model for private banking, deposit and lending relationships Strong credit quality niches Selected niches support strong profitable growth Disciplined Shareholder Value Creation Model Focus on tangible book value accretion through disciplined capital allocation Demonstrated ability to grow EPS Disciplined M&A strategy Senior management team with average 30+ years banking experience and demonstrated ability to react quickly to changing market conditions Extensive experience in organic and M&A growth Management and insiders control over 20% of the company Experienced and Proven Management Team

Current Company Overview

Customers Bancorp, Inc.

- ~$4.0 bn institution with 18 sales offices with target market from Boston to Washington D.C.
  - Additional 6 CMS branches post close
- Operating in key Mid-Atlantic and Northeast markets
  - New York City area (Westchester County and Manhattan)
  - Philadelphia area (Bucks, Berks, Chester, Delaware and Philadelphia Counties in southeastern Pennsylvania and Mercer county in New Jersey)
  - Boston area (Operations in Boston and Providence)
  - Washington D.C. (Loan production office)
- Unique "high-touch, high-tech" value proposition
  - Exceptional customer service supported by state-of-the-art technology
    - 24 hour concierge banking
    - 400,000 free ATM's across the country
    - Remote check deposits via smart phone
    - Text banking
    - Mobile & Internet banking
    - Picture Bill Pay

Current Markets



NY
MA
Boston
Providence
RI
CT
New York
PA
Manhattan
Reading
NJ
Philadelphia
Washington D.C.
MD
DE
Customers Bancorp
CMS
Loan Production Offices

Location	No. of Offices	Total Deposits ($M)
Total Montgomery, Delaware & Bucks Counties (PA)	8	$1,085
Total Berks County (PA)	4	$479
Total New York & New Jersey (pro-forma)	8	$1,251

Source: SNL Financial and Company data.
Note: Branch proposed in northeastern Philadelphia.
*Source: Company Documents. Represents deposits pro forma for the acquisition of CMS Bancorp (expected to close in Q1 2014). Actual deposits transferred may be different.

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* Disciplined Model for Superior Shareholder Value Creation Build tangible book value per share each quarter via earnings Above average and consistent revenue growth, resulting in above average EPS growth A clear and simple risk management driven business strategy Above average to average ROAA and ROAE Proven management team

* Customers Bank Advantage – Single Point of Contact Banking Cash Management Residential Real Estate Credit Cards Commercial Real Estate Commercial Banking Retail Branches Client Makes One Call Client High Touch supported by High Tech Single point of contact banking Private / Personal Bankers Concierge Banking

* Enhancing Shareholder Value by Growing Tangible Book Value Per share tangible book value up 34% since December 2009 Management focused on continuous growth of TBV Strategies and key decisions are framed by estimated effect on per share TBV Customers growth strategy is directed to increasing earnings per share and TBV per share Tangible Book Value Growth

* Strong Capital Levels Enable EPS Growth Strong capital enables asset and deposit growth Customers raised $200+ million of equity capital in past 15 months at book value or better Current capital levels will provide for over $1.0 billion of growth (assumes risk weighted assets are 90% of total assets) Customers is targeting 11% Total Risk Based Capital floor and 7% Leverage ratio (regulatory requirement for well capitalized is10% and 5% respectively) ROAE target is 10% or greater Capital Ratios Equity Total Assets (in millions)

* Results of Disciplined and Profitable Growth Revenue ($mm) Adjusted PTPP Earnings ($mm) (1) Core Net Income ($mm) (2) Source: SNL Financial and Company data. Adjusted PTPP earnings is calculated as: Pretax earnings + provision expense + adjustments for realized gains, nonrecurring revenue, and nonrecurring expense. Core income, on a diluted per-share basis is net income before extraordinary items, less the after-tax portion of income from investment gains and nonrecurring items. CAGR calculated from Dec-10 to Mar-13. Net Interest Income ($mm) Strategy has produced superior growth in revenues and earnings

* Loan Portfolio: High Growth With Strong Credit Quality Loan Portfolio Mix & Yield ($mm) Centralized credit committee approval for all loans Average C&I loan < $2.0 million Average Multi-family loans < $5 million; concentrated in New York City ~90 strong warehouse clients Warehouse loans structured as repurchase agreements are classified as loans held for sale High credit quality derives from Customers’ underwriting standards and conservative loan mix Loan portfolio has grown rapidily while credit quality has improved No losses on loans originated since new management team took over Includes C&I and owner occupied CRE Non-owner occupied CRE Average balances for September 2013 Loan Distribution (3)

* No charge-offs on loans originated since 2009 Less than 0.60% of NPAs from non-FDIC covered and acquired loans Strong credit and risk management cultures Minimal Credit Issues Source: Company documents. *Excludes accruing TDRs and loans 90 days+ past due and still accruing. Non-covered Nonperforming Assets ($mm)

* Deposits: Organic Growth With Controlled Costs Source: Company data. Total Deposit Growth ($mm) Average DDA Growth ($mm) Cost of Deposits Deposits per Branch ($mm) Customers strategies of high tech supported by single point of contact and recruiting known teams in target markets produce rapid deposit growth with low total cost

* Highly Efficient Cost Structure Source: SNL Financial and Company data. Peers consists of Northeast and Mid-Atlantic banks and thrifts with assets between $2.0 billion and $6.0 billion and most recent quarter core ROAA greater than 90bps. Efficiency ratio calculated as noninterest expense and noninterest revenues, excluding only gains from securities transactions and nonrecurring items. Sustained superior expense control and sustained superior asset quality allows for competitive advantages on deposit and loan pricing Efficiency Ratio: Customers Bancorp vs. Peers

* Critical Success Factors Drive Business Strategy and Superior Performance High Credit Quality - ensures low non-performers and charge offs. Revenues 2X Expenses – gets bank to 50% or less efficiency ratio through positive operating leverage. Customers Come First - results in strong relationships, customer referrals and franchise value. Strong Capital – 7% (+/-) minimum TCE ratio and 11% minimum RBC ratio Strong Risk Management – critical for successful banking operation.

* Key Financial Targets Targets were made public in 2009 Management’s commitment is to build on its accomplishments and continuously improve the Company’s financial performance

* High Quality Board of Directors A strong risk management culture begins with the Board of Directors Customers’ engaged and accomplished Board of Directors provides strategic input and oversight Customers Bancorp, Inc. Name Position Background Jack Miller, CPA (Retired) Director (Financial Expert) • Former Vice Chairman of KPMG • Former Chairman of the US Comptroller General's Governmental Auditing Standards Advisory Council Larry Way, CPA (Retired) J.D. Director (Chairman of the Audit Committee) • Former Chairman of ALCO Industries, Inc. • Former President and CEO of ALCO Industries, Inc. Steven J. Zuckerman Director (Chairman of Compensation Committee) • President and CEO of Clipper Magazine (sold to Gannett Corp.) • Partner at Opening Day Partners Daniel K. Rothermel, J.D. Director (Chairman of Risk Management Committee) • President and CEO of Cumru Associates, Inc. • Served over 20 years on the Board of Sovereign Bancorp & Sovereign Bank Jay Sidhu Chairman and Chief Executive Officer • Former Chairman and CEO of Sovereign Bank and Sovereign Bancorp. • Former Chairman and CEO of SIDHU Advisors Bhanu Choudhrie Executive Director of C&C Group • Private Equity Investor, London, U.K.

Strong Risk Management Culture

Customers Bancorp, Inc.

- Seasoned management team with the board develops strategy and its execution

Name	Title	Years of Banking Experience	Background
Jay S. Sidhu	Chairman & CEO	35	Chairman and CEO of Sovereign Bank & Sovereign Bancorp, Inc.
Richard A. Ehst	President & COO	44	EVP, Commercial Middle Market, Regional President (Berks County) and Managing Director of Corporate Communications at Sovereign Bank
Robert E. Wahlman, CPA	Chief Financial Officer	32	CFO of Doral Financial and Merrill Lynch Banks; various roles at Bank One, US GAO and KPMG.
Steve Issa	EVP, New England Market President, Regional Chief Lending Officer	36	EVP, Managing Director of Commercial and Specialty Lending at Flagstar and Sovereign Bank.
George Maroulis	EVP, Head of Private & Commercial Banking - NY	21	Group Director and SVP at Signature Bank; various positions at Citibank and FleetBank of America's Global Commercial & Investment Bank
Glenn Hedde	EVP, President Warehouse Lending	24	President of Commercial Operations at Popular Warehouse Lending, LLC; various positions at GE Capital Mortgage Services and PNC Bank
Warren Taylor	EVP, President Community Banking	29	Division President at Sovereign Bank, responsible for retail banking in various markets in southeastern PA and central and southern NJ
Thomas Jastrem	EVP, Chief Credit Officer	33	Various positions at First Union Bank and First Fidelity Bank
Timothy D. Romig	EVP, Regional Chief Lending Officer	27	SVP and Regional Executive for Commercial Lending (Berks and Montgomery County), VIST Financial; SVP at Keystone
John Lomanno	EVP, President Mortgage Lending	27	President GMH Mortgage Services. Various other senior management positions in all facets of mortgage banking
Robert B. White	EVP, President Special Assets Group	24	President RBW Financial Consulting; various positions at Citizens Bank and GE Capital
James Collins	EVP, Chief Administrative Officer	20	Various positions at Sovereign including Director of Small Business Banking
Glenn Yeager	EVP, General Counsel	34	Private practice financial services law firm. Senior Counsel Meridian Bancorp, Inc.
Mary Lou Scalese	SVP, Chief Risk Officer	35	Chief Auditor at Sovereign Bank
Ken Keiser	EVP, Director CRE and Multi-Family Housing Lending	35	SVP and Market Manager, Mid-Atlantic CRE Lending at Sovereign Bank; SVP & Senior Real Estate Officer, Allfirst Bank

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* Comparison with Two Highly Successful Banks (Similar Banking Models)

* Comparison with Two Highly Successful Banks (Similar Banking Models)

* Summary Clean high performing ~$4.0 billion bank with significant growth opportunities Shareholder value results from the combination of increasing tangible book value with strong and consistent earnings growth Customers has delivered increases in TBV and earnings each quarter over the past three years of existence and is well positioned to continue its success Critical success factors and our business model for superior shareholder value creation designed to produce above average value Experienced management team delivers on execution Ranked #1 overall by Bank Director Magazine in the 2013 Growth Leader Rankings

* Appendix

* Federal Reserve Bank (“FRB”) Referral For 2011 and 2012 lending activities, the FRB of Philadelphia (the “FRB”) believes Customers Bank may have been redlining Philadelphia County Pursuant to FRB policy, all circumstances where the agency believes a bank may have been redlining must be referred to the Department of Justice (“DOJ”) The DOJ is in the preliminary stage of its investigation of the FRB referral While Customers Bank believes is has not redlined Philadelphia County, the Bank is committed to resolving this matter in the next few months and will immediately address all issues raised by the FRB or DOJ

* Investment in Religare Customers Bancorp Inc., the holding company for Customers Bank, has purchased 4.1 million Religare Enterprises Limited (“Religare”) common shares for $23 million Religare is a leading non-bank financial services company in India which is applying for a banking license in India. Religare provides financial services including asset management, life and health insurance, lending, investment banking and wealth management The investment will provide Customers Bank with access to professionals and businesses from South East Asia with interests in Customers’ northeast US footprint, and northeast US professionals and businesses with interests in South East Asia

* Peer Group Comparison High Performance Regional Peers Source: SNL Financial, Company documents. Market data as of 6/30/13. Consists of Northeast and Mid-Atlantic banks and thrifts with assets between $2.0 billion and $6.0 billion and most recent quarter core ROAA greater than 90bps. Excludes merger targets and MHCs. Customers Bancorp NPAs/Assets calculated as non-covered NPAs divided by total assets. Non-covered NPAs excludes accruing TDRs and loans 90+ days past due and still accruing.

* Balance Sheet

* Income Statement

* Net Interest Margin

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